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                                                                   Exhibit 10.38

                             SEALY MATTRESS COMPANY
                                SEALY CORPORATION

            FOURTH AMENDMENT TO REVOLVER/TERM A LOAN CREDIT AGREEMENT
                  AND THIRD AMENDMENT TO AXEL CREDIT AGREEMENT

               This FOURTH AMENDMENT TO REVOLVER/TERM A LOAN CREDIT AGREEMENT AND THIRD AMENDMENT TO AXEL CREDIT AGREEMENT (this "Amendment") is dated as of March 30, 2001 and entered into by and among Sealy Mattress Company, an Ohio corporation ("Company"), Sealy Corporation, a Delaware corporation ("Holdings"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent ("Syndication Agent"), Morgan Guaranty Trust Company of New York, as administrative agent for Lenders ("Administrative Agent"; collectively, Syndication Agent and Administrative Agent are referred to herein as "Agents"), and Bankers Trust Company, as documentation agent for Lenders, and the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to (i) that certain Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "Revolver/Term A Loan Credit Agreement") and (ii) that certain AXEL Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "AXEL Credit Agreement"; the AXEL Credit Agreement and the Revolver/Term A Loan Credit Agreement are, collectively, the "Credit Agreements"), in each case by and among Company, Holdings, certain Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Revolver/Term A Loan Credit Agreement or the AXEL Credit Agreement, as applicable, or in Section 1.1 hereof.

                                    RECITALS

               WHEREAS, Company, Holdings and Lenders desire to amend certain of the terms and provisions of each of the Credit Agreements as set forth below;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.     AMENDMENTS TO THE CREDIT AGREEMENTS

1.1     Amendments to Section 1:  Definitions
        -------------------------------------

        A. Subsection 1.1 of each of the Credit Agreements is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

              "March 2001 Amendment" means that certain Fourth Amendment to Revolver/Term A Loan Credit Agreement and Third Amendment to AXEL Credit Agreement dated as of March 30, 2001 by and among Company, Holdings, Subsidiary Guarantors and the Lenders party thereto.

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              "March 2001 Amendment Effective Date" means the "Amendment
        Effective Date" as defined in the March 2001 Amendment.

              "New Headquarters Mortgage" means the Mortgage in favor of Collateral Agent for the benefit of Lenders executed and delivered by Company in connection with its acquisition of the real property in Archdale, North Carolina, where its corporate headquarters are located on and as of the March 2001 Amendment Effective Date.

        B. Subsection 1.1 of each of the Credit Agreements is hereby further amended by deleting the definition of "Senior Subordinated Notes" therefrom and substituting therefor the following:

              "Senior Subordinated Notes" means the $125,000,000 in aggregate principal amount of 9-7/8% Senior Subordinated Notes due December 15, 2007 of Company issued pursuant to the Senior Subordinated Note Indenture; provided that such principal amount shall be increased by the principal amount (not to exceed $125,000,000) of any additional Senior Subordinated Notes issued on or after the March 2001 Amendment Effective Date in transactions not prohibited under this Agreement.

1.2     Amendment to Section 5:  Affirmative Covenants
        ----------------------------------------------

        Section 5 of the AXEL Credit Agreement is hereby amended by adding at the end thereof the following new subsection 5.13:

        "5.13 Additional Senior Subordinated Note Proceeds.

              Company shall, no later than the date of receipt of the proceeds of any issuance of Senior Subordinated Notes on or after the March 2001 Amendment Effective Date, apply such proceeds (net of underwriting discounts and commissions and other reasonable costs and expenses associated with such issuance, including reasonable legal fees and expenses) to (i) repay in full all outstanding Indebtedness, if any, secured by any mortgage (other than the New Headquarters Mortgage) encumbering the New Headquarters (such term used herein as defined in the Revolving Credit Agreement), (ii) to the extent any such proceeds remain after application in accordance with clause (i), repay any outstanding Revolving Loans (without reducing the Revolving Loan Commitments), and (iii) to the extent any such proceeds remain after application in accordance with clauses (i) and (ii), repay any outstanding Tranche A Term Loans. No later than 60 days after the repayment of the Indebtedness described in clause (i), Company shall terminate all mortgage Liens on the New Headquarters (other than the New Headquarters Mortgage) and shall execute and deliver such documents and instruments, and take all further action that Collateral Agent may reasonably request, in order to cause the Lien granted under the New Headquarters Mortgage to be a First Priority Lien (except for Permitted Encumbrances of the type described in clause (vi) or (x) of the definition thereof which are in existence, and

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        have priority over the New Headquarters Mortgage, on the March 2001
        Amendment Effective Date), subject to no other mortgage Lien."

1.3     Amendment to Section 6:  Affirmative Covenants

        Section 6 of the Revolver/Term A Loan Credit Agreement is hereby amended by adding at the end thereof the following new subsection 6.13:

        "6.13 Additional Senior Subordinated Note Proceeds.

              Company shall, no later than the date of receipt of the proceeds of any issuance of Senior Subordinated Notes on or after the March 2001 Amendment Effective Date, apply such proceeds (net of underwriting discounts and commissions and other reasonable costs and expenses associated with such issuance, including reasonable legal fees and expenses) to (i) repay in full all outstanding Indebtedness, if any, incurred pursuant to subsection 7.1(xviii), (ii) to the extent any such proceeds remain after application in accordance with clause (i), repay pursuant to subsection 2.4B(i) any outstanding Revolving Loans (without reducing the Revolving Loan Commitments), and (iii) to the extent any such proceeds remain after application in accordance with clauses (i) and (ii), repay pursuant to subsection 2.4B(i) any outstanding Tranche A Term Loans. No later than 60 days after the repayment of the Indebtedness described in clause (i), Company shall terminate all mortgage Liens on the New Headquarters (other than the New Headquarters Mortgage) and shall execute and deliver such documents and instruments, and take all further action that Collateral Agent may reasonably request, in order to cause the Lien granted under the New Headquarters Mortgage to be a First Priority Lien (except for Permitted Encumbrances of the type described in clause (vi) or (x) of the definition thereof which are in existence, and have priority over the New Headquarters Mortgage, on the March 2001 Amendment Effective Date), subject to no other mortgage Lien."

1.4     Amendment to Negative Covenants
        -------------------------------

        Each of subsection 6.10B of the AXEL Credit Agreement and subsection 7.14B of the Revolver/Term A Loan Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following proviso:

        "; provided, that on or after the March 2001 Amendment Effective Date
           --------
        Company may issue (and amend the Senior Subordinated Note Indenture to the extent necessary to issue) up to $125,000,000 in aggregate principal amount of additional notes (such notes being considered Senior Subordinated Notes for all purposes under the Loan Documents) on identical terms as the $125,000,000 of Senior Subordinated Notes originally issued under the Senior Subordinated Note Indenture, so long as the proceeds from the issuance of such additional Senior Subordinated Notes are applied in accordance with the provisions of this Agreement.

1.5     Consents to Amendments
        ----------------------

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        Each undersigned Lender hereby consents to the amendments to each of the
Credit Agreements set forth in this Amendment.

Section 2.     CONDITIONS TO EFFECTIVENESS

        Anything herein to the contrary notwithstanding, Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

              (i) On or before the Amendment Effective Date, each of Company and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Amendment Effective Date:

                  (a) A certificate of its corporate secretary or an assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Closing Date (or, in lieu thereof, certified copies of any such amendments),
              (ii) the Resolutions of its Board of Directors delivered on the Closing Date are in full force and effect without modification or amendment, and (iii) there have been no changes after the Closing Date in the incumbency of its officers (or, in lieu thereof, a certificate of signatures and incumbency for the officers executing this Amendment and any related documents), together with a good standing certificate with respect to Company from the Secretary of State of the State of Ohio, dated a recent date prior to the Amendment Effective Date; and

                  (b) This Amendment, executed by Holdings, Company, Credit
              Support Parties, Requisite Lenders under the Revolver/Term A Loan Credit Agreement and Requisite Lenders under the AXEL Credit Agreement.

              (ii) So long as Requisite Lenders under the Revolver/Term A Loan Credit Agreement and Requisite Lenders under the AXEL Credit Agreement shall have executed this Amendment, Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on March 30, 2001, an amendment fee in an amount equal to .05% of the aggregate Revolving Loan Exposure, Tranche A Term Loan Exposure, AXEL Series B Exposure, AXEL Series C Exposure and AXEL Series D Exposure of such Lender.

              (iii) Company shall have paid the reasonable fees, expenses and disbursements of O'Melveny & Myers LLP, counsel to Agents, to the extent invoiced prior to the Amendment Effective Date.

Section 3.     COMPANY'S REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders to enter into this Amendment and to amend the Credit Agreements in the manner provided herein, Company represents and warrants to each Lender under each Credit Agreement that the following statements are true, correct and complete:

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       A.   Incorporation of Representations and Warranties From Credit
Agreements. On and as of the date hereof and the Amendment Effective Date, the representations and warranties contained in subsections 5.1A, 5.2A, 5.2B, 5.2C and 5.2D of the Revolver/Term A Loan Credit Agreement and subsections 4.1A, 4.2A, 4.2B, 4.2C and 4.2D of the AXEL Credit Agreement are and will be true, correct and complete with respect to this Amendment and the Credit Agreements as amended by this Amendment (each, as so amended, an "Amended Agreement," and collectively, the "Amended Agreements") as if this Amendment and the Amended Agreements were "Loan Documents" referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 5 of the Revolver/Term A Loan Credit Agreement and Section 4 of the AXEL Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

       B. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under any of the Credit Agreements.

Section 4.  ACKNOWLEDGMENT AND CONSENT

       Each of Company, Holdings and the Persons indicated as Subsidiary Guarantors on the signature pages hereof (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

Section 5.  MISCELLANEOUS

       A. Reference to and Effect on the Credit Agreements and the Other Loan Documents.

            (i) On and after the Amendment Effective Date, each reference in each of the Revolver/Term A Loan Credit Agreement and the AXEL Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to such Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to such Credit Agreement shall mean and be a reference to the applicable Amended Agreement.

            (ii) Except as specifically amended by this Amendment, each Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, any Credit Agreement or any of the other Loan Documents relating thereto.

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       B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

       C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

       D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective with respect to the Revolver/Term A Loan Credit Agreement and the AXEL Credit Agreement upon (A) the execution of counterparts hereof by (1) Requisite Lenders (as defined in the Revolver/Term A Loan Credit Agreement), (2) Requisite Lenders (as defined in the AXEL Credit Agreement), (3) Company and (4) Holdings and the other Credit Support Parties, and (B) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]



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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  SEALY MATTRESS COMPANY



                                  By:   ____________________________________
                                        Name:
                                        Title:




                                  SEALY CORPORATION



                                  By:   _____________________________________
                                        Name:
                                        Title:




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SUBSIDIARY GUARANTORS:

                  THE SEALY MATTRESS COMPANY OF PUERTO RICO
                  OHIO-SEALY MATTRESS MANUFACTURING CO., INC.
                  OHIO-SEALY MATTRESS MANUFACTURING CO.-- FORT WORTH OHIO-SEALY MATTRESS MANUFACTURING CO.
                  OHIO-SEALY MATTRESS MANUFACTURING CO.-- HOUSTON
                  SEALY MATTRESS COMPANY OF MICHIGAN, INC.
                  SEALY MATTRESS MANUFACTURING COMPANY OF KANSAS CITY, INC. SEALY OF MARYLAND AND VIRGINIA, INC.
                  SEALY MATTRESS COMPANY OF ILLINOIS
                  A. BRANDWEIN & COMPANY
                  SEALY MATTRESS COMPANY OF ALBANY, INC.
                  SEALY OF MINNESOTA, INC.
                  SEALY MATTRESS COMPANY OF MEMPHIS
                  THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP SEALY MATTRESS MANUFACTURING COMPANY, INC.
                  SEALY, INC.
                  THE STEARNS & FOSTER BEDDING COMPANY
                  THE STEARNS & FOSTER UPHOLSTERY FURNITURE COMPANY



                  By:
                     --------------------------------------
                     Name:
                     Title:

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AGENTS AND LENDERS:

                                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                individually and as Syndication Agent



                                By:   _____________________________________
                                      Name:
                                      Title:



                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                individually and as Administrative Agent



                                By:   _____________________________________
                                      Name:
                                      Title:




                                BANKERS TRUST COMPANY,
                                individually and as Documentation Agent



                                By:   _____________________________________
                                      Name:
                                      Title:



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                                      ----------------------------------

                                      [NAME OF LENDER]




                                      By:   __________________________________
                                            Name:
                                            Title:





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